EXHIBIT 99.4

SERIES 2000-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS

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REPORTING DATES

Closing Date                                                                                27-Mar-00
Determination Date                                                                          01-Apr-04
Notice Date                                                                                 08-Apr-04
Distribution Date                                                                           13-Apr-04
Start Accrual Period                                                                        12-Jan-04
End Accrual Period                                                                          13-Apr-04
No. Of Days in Accrual Period                                                                      92
Start Collection Period                                                                     01-Jan-04
End Collection Period                                                                       31-Mar-04
No. Of Days in Collection Period                                                                   91
Distribution Month                                                                      Yes
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SECURITIES ON ISSUE                               No. of        Initial Invested     Initial Invested
                                               Certificates       Amount (US$)          Amount (A$)
                                               ------------     ----------------     ----------------

   Class A-1 Notes                                    9,550       955,000,000.00        1,577,208,918
   Class A-2 Notes                                    1,500                  -            150,000,000
   Class B Notes                                        150                  -             15,000,000
   Redraw Bond - series 1                                 0                  -                    -
   Redraw Bond - series 2                                 0                  -                    -

   US$/A$ exchange rate at issue                     0.6055
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INTEREST RATE FOR ACCRUAL PERIOD
                                                     Bank               Interest            Interest
                                                  Bill Rate              Margin               Rate
                                                  ---------             --------            --------
   Class A-1 Notes (payable to Currency Swap
      Provider                                      5.5050%              0.3819%            5.88691%
   Class A-2 Notes                                  5.5050%              0.3900%             5.8950%
   Class B Notes                                    5.5050%              0.7000%             6.2050%
   Redraw Bond - series 1                           0.0000%                 --               0.0000%
   Redraw Bond - series 2                           0.0000%                 --               0.0000%

BBSW Interest & Unpaid Interest Rate for
   Accrual Period                                   5.5050%
Facilities BBSW                                     4.9617%
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DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
                                                                      Per Cert.            Aggregate
                                                                      ---------            ---------
Total Interest Amount:
   Class A-1 Notes                                                        718.26         6,859,430.75
   Class A-2 Notes                                                        435.51           653,265.00
   Class B Notes                                                        1,404.39           210,658.50
   Redraw Bond - series 1                                                   --                   --
   Redraw Bond - series 2                                                   --                   --
Principal:
   Class A-1 Notes                                                      4,011.79        38,312,612.72
   Class A-2 Notes                                                      2,429.14         3,643,710.00
   Class B Notes                                                        2,543.81           381,571.50
   Redraw Bond - series 1                                                   --                   --
   Redraw Bond - series 2                                                   --                   --
Total:
   Class A-1 Notes                                                      4,730.05        45,172,043.47
   Class A-2 Notes                                                      2,864.65         4,296,975.00
   Class B Notes                                                        3,948.20           592,230.00
   Redraw Bond - series 1                                                   --                   --
   Redraw Bond - series 2                                                   --                   --
   Total                                                               11,542.90        50,061,248.47
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POOL FACTORS                                                          Last                   Current
                                                                  Distribution            Distribution
                                                                      Date                    Date
                                                                  ------------            ------------

   Class A-1 Notes                                                  0.29310290             0.26881150
   Class A-2 Notes                                                  0.29310290             0.26881150
   Class B Notes                                                    0.89794930             0.87251120
   Redraw Bond - series 1                                                 --                     --
   Redraw Bond - series 2                                                 --                     --
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QUARTERLY CASHFLOW WORKING SHEET
                                                                                        Per Certificate               Aggregate
                                                                                               $                          $
                                                                                        ---------------            ---------------
  Finance Charge Collections                                                                                         8,749,825.08
  Finance Charge Collections - Repurchases                                                                                   --
  Finance Charge Damages                                                                                                     --
  Income due to Seller                                                                                                       --
  Other Income                                                                                                         540,726.29
Preliminary Income Amount                                                                                            9,290,551.37

  Taxes                                                                                                                    130.00
  Trustee Fee                                                                                                           32,421.93
  Security Trustee Fee                                                                                                       --
  Manager Fee                                                                                                           39,299.31
  Servicing Fee                                                                                                        327,494.28
  Liquidity Commitment Fee                                                                                              12,098.63
  Redraw Commitment Fee                                                                                                  6,301.37
  Support Facility Payments                                                                                            395,657.82
  Support Facility Receipts                                                                                                  --
  Expenses                                                                                                              37,532.34
  Previous Unpaid Facility Int Chg  - Liquidity                                                                              --
  Liquidity Interest Charge + Previous Unpaid                                                                                --
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                        --
  Redraw Interest Charge + Previous Unpaid                                                                                   --
  Repayment of Liquidity Facility                                                                                            --
  Total Interest Amount - Class A-1 Notes                                                                            6,859,430.75
                        - Class A-2 Notes                                                                              653,265.00
                        - Class B Notes                                                                                210,658.50
                        - Redraw Bonds - series 1                                                                            --
                        - Redraw Bonds - series 2                                                                            --
REQUIRED INCOME AMOUNT                                                                                               8,574,289.93

Income Shortfall                                                                                                             --
Liquidity Facility Draw                                                                                                      --

Principal Chargeoff Unreimbursement                                                                                          --
Principal Chargeoff                                                                                                          --
Total Principal Chargeoff Reimbursement Due                                                                                  --

PAYMENT ALLOCATION CASCADE

  Preliminary Income Amount                                                                                          9,290,551.37
  Liquidity Facility Draw                                                                                                    --
Available Income Amount                                                                                              9,290,551.37

                                                                                                                 QUARTER TO DATE
                                                              DUE                       AVAILABLE           ALLOCATION/DISTRIBUTION

  Taxes                                                        130.00                  9,290,551.37                        130.00
  Trustee Fee                                               32,421.93                  9,290,421.37                     32,421.93
  Security Trustee Fee                                          --                     9,257,999.44                          --
  Manager Fee                                               39,299.31                  9,257,999.44                     39,299.31
  Servicing Fee                                            327,494.28                  9,218,700.13                    327,494.28
  Liquidity Commitment Fee                                  12,098.63                  8,891,205.85                     12,098.63
  Redraw Commitment Fee                                      6,301.37                  8,879,107.22                      6,301.37
  Support Facility Payments                                395,657.82                  8,872,805.85                    395,657.82
  Support Facility Receipts                                     --                     8,477,148.03                          --
  Expenses                                                  37,532.34                  8,477,148.03                     37,532.34
  Liquidity Interest Charge                                     --                     8,439,615.69                          --
  Repayment of Liquidity Facility                               --                     8,439,615.69                          --
  ----------------------------------------------------|
  Interest Amount Payable - Redraw Facility           |         --                     8,439,615.69                          --
                          - Class A-1 Notes           |  6,859,430.75                  8,439,615.69                  6,859,430.75
                          - Class A-2 Notes           |    653,265.00                  1,580,184.94                    653,265.00
                          - Redraw Bonds - series 1   |         --                       926,919.94                          --
                          - Redraw Bonds - series 2   |         --                       926,919.94                          --
  ----------------------------------------------------|
                          - Class B Notes                  210,658.50                    926,919.94                    210,658.50

Total Principal Chargeoff Reimbursement                         --                       716,261.44                          --
Excess Distribution                                                                                                    716,261.44

Unpaid Facility Int Chg  - Liquidity                                                                                         --
                         - Redraw                                                                                            --
Unpaid Security Interest Amount - Class A-1 Notes                                                                            --
                                - Class A-2 Notes                                                                            --
                                - Class B Notes                                                                              --
                                - Redraw Bonds - series 1                                                                    --
                                - Redraw Bonds - series 2                                                                    --


                                  Page 2 of 5

FACILITIES OUTSTANDING

Liquidity Commitment Facility Limit                                                                                 48,000,000.00
Beginning Liquidity Commitment Facility                                                                             48,000,000.00
Previous Liquidity Facility Draw                                                                                             --
Repayment of Liquidity Facility                                                                                              --
Liquidity Facility Draw                                                                                                      --
Ending Liquidity Commitment Facility                                                                                48,000,000.00

Redraw Commitment Facility Limit                                                                                    50,000,000.00
Beginning Redraw Commitment Facility                                                                                50,000,000.00
Previous Redraw Facility Draw                                                                                                --
Previous Redraw Facility Draw - Chargeoffs                                                                                   --
Repayment of Redraw Facility                                                                                                 --
Repayment of Unreimbursed Chargeoffs                                                                                         --
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                               --
Redraw Facility Available to Draw                                                                                   50,000,000.00
Redraw Facility Draw                                                                                                         --
Ending Redraw  Commitment Facility                                                                                  50,000,000.00


INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
                                                                                        Per Certificate               Aggregate
                                                                                               $                          $
                                                                                        ---------------            ---------------
INTEREST AMOUNT
---------------
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                               --
Interest on  Unpaid Security Interest Amount                                                       --                        --
Security  Interest Amount                                                                        718.26              6,859,430.75
Total Interest Amount                                                                                                6,859,430.75

Unpaid Security Interest Amount (after last Distribution Date)                                                               --
Interest on  Unpaid Security Interest Amount                                                                                 --
Security  Interest Amount                                                                                            6,859,430.75
Interest Amount Payable                                                                          718.26              6,859,430.75
Unpaid Security Interest Amount                                                                                              --

CLASS A-2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                               --
Interest on  Unpaid Security Interest Amount                                                        --                       --
Security  Interest Amount                                                                         435.51               653,265.00
Total Interest Amount                                                                                                  653,265.00

Unpaid Security Interest Amount (after last Distribution Date)                                                               --
Interest on  Unpaid Security Interest Amount                                                                                 --
Security  Interest Amount                                                                                              653,265.00
Interest Amount Payable                                                                           435.51               653,265.00
Unpaid Security Interest Amount                                                                                              --

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                               --
Interest on  Unpaid Security Interest Amount                                                        --                       --
Security Interest Amount                                                                        1,404.39               210,658.50
Total Interest Amount                                                                                                  210,658.50

Unpaid Security Interest Amount (after last Distribution Date)                                                               --
Interest on  Unpaid Security Interest Amount                                                                                 --
Security Interest Amount                                                                                               210,658.50
Interest Amount Payable                                                                         1,404.39               210,658.50
Unpaid Security Interest Amount                                                                                              --

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                               --
Interest on Unpaid Security Interest Amount                                                         --                       --
Security Interest Amount                                                                            --                       --
Total Interest Amount                                                                                                        --

Unpaid Security Interest Amount (after last Distribution Date)                                                               --
Interest on Unpaid Security Interest Amount                                                                                  --
Security Interest Amount                                                                                                     --
Interest Amount Payable                                                                             --                       --
Unpaid Security Interest Amount                                                                                              --

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                               --
Interest on  Unpaid Security Interest Amount                                                        --                       --
Security Interest Amount                                                                            --                       --
Total Interest Amount                                                                                                        --

Unpaid Security Interest Amount (after last Distribution Date)                                                               --
Interest on  Unpaid Security Interest Amount                                                                                 --
Security  Interest Amount                                                                                                    --
Interest Amount Payable                                                                             --                       --
Unpaid Security Interest Amount                                                                                              --

                                                                                        Per Certificate               Aggregate
                                                                                               $                          $
                                                                                        ---------------            ---------------
PRINCIPAL AMOUNT
Principal Collections                                                                                               51,888,424.72
Principal Collections - Repurchases                                                                                          --
  less Repayment Of Redraw Facility                                                                                          --
  less Total Customer Redraw                                                                                        (9,550,530.95)
  plus Redraw Facility Draw                                                                                                  --
  plus Redraw Bonds Issue this month                                                                                         --
  Aggregate Principal Damages from Seller & Servicer                                                                         --
  Principal Chargeoff Reimbursement - Class B Notes                                                                          --
                                    - Class A-1 Notes                                                                        --
                                    - Class A-2 Notes                                                                        --
                                    - Redraw Bonds - Series 1                                                                --
                                    - Redraw Bonds - Series 2                                                                --
                                    - Redraw Facility                                                                        --
  Principal rounding b/f                                                                                                     1.15

  Scheduled Principal Amount                                                               2,887,122.14
  Unscheduled Principal Amount Partial less redraws                                       26,512,818.23
  Unscheduled Principal Amount - Partial Prepayment                                       36,063,349.18
  Unscheduled Principal Amount - Full Prepayment                                          12,937,953.40
  Unscheduled Principal Amount - less redraws + C/O Reim                                  39,450,771.63


Total Available Principal Amount for Redraw Bonds                                                                   42,337,894.92

Principal Distribution - Redraw Bonds - Series 1                                                   --                        --
Principal Distribution - Redraw Bonds - Series 2                                                   --                        --

 Principal rounding b/f                                                                                                      1.15
Total Unscheduled Principal Amount                                                                                  39,450,771.41
Total Scheduled Principal Amount                                                                                     2,887,122.36
Total Available Principal Amount for Notes                                                                          42,337,894.92

PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                                                               70%
Class A Available Principal Payment
        Class A-1 Principal Payment                                                            4,011.79             38,312,612.72
        Class A-2 Principal Payment                                                            2,429.14              3,643,710.00
Class B Principal Payment                                                                      2,543.81                381,571.50

Principal rounding c/f                                                                                                       0.70

Outstanding Principal - beginning period                                                                           519,719,181.21
less Principal Repayment                                                                                           (51,888,424.72)
plus Total Customer Redraw                                                                                           9,550,530.95
less Principal Losses                                                                                                        --
Outstanding Principal - Closing period                                                                             477,381,287.44

PRINCIPAL LOSSES
Principal Losses                                                                                                             --
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                                     --
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                               --
Net Principal Losses                                                                                                         --
Principal Chargeoff - Class B Notes                                                                                          --
                    - Class A-1 Notes                                                                                        --
                    - Class A-2 Notes                                                                                        --
                    - Redraw Bonds Series 1                                                                                  --
                    - Redraw Bonds Series 2                                                                                  --
                    - Redraw Facility                                                                                        --

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                  --
Principal Chargeoff                                                                                                          --
Principal Chargeoff Reimbursement                                                                                            --
Ending Unreimbursed Principal Chargeoffs                                                                                     --

CLASS A-2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                  --
Principal Chargeoff                                                                                                          --
Principal Chargeoff Reimbursement                                                                                            --
Ending Unreimbursed Principal Chargeoffs                                                                                     --

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                  --
Principal Chargeoff                                                                                                          --
Principal Chargeoff Reimbursement                                                                                            --
Ending Unreimbursed Principal Chargeoffs                                                                                     --

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                                  --
Principal Chargeoff                                                                                                          --
Principal Chargeoff Reimbursement                                                                                            --
Ending Unreimbursed Principal Chargeoffs                                                                                     --

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                                  --
Principal Chargeoff                                                                                                          --
Principal Chargeoff Reimbursement                                                                                            --
Ending Unreimbursed Principal Chargeoffs                                                                                     --

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                                  --
Principal Chargeoff                                                                                                          --
Principal Chargeoff Reimbursement                                                                                            --
Ending Unreimbursed Principal Chargeoffs                                                                                     --


INVESTORS BALANCE OUTSTANDING WORKSHEET                                                   Aggregate                 Aggregate
                                                                                             US$                         A$
                                                                                         --------------          ----------------

CLASS A-1 NOTES
Initial Invested Amount                                                                  955,000,000.00          1,577,208,918.25
  previous Principal Distribution                                                        675,086,730.50          1,114,924,410.40
  Principal Distribution for current period                                               23,198,287.00             38,312,612.72
Total Principal Distribution to date                                                     698,285,017.50          1,153,237,023.12
Beginning Invested Amount                                                                279,913,269.50            462,284,507.85
Ending Invested Amount                                                                   256,714,982.50            423,971,895.13
Unreimbursed Principal Chargeoffs                                                                  --                        --
Beginning Stated Amount                                                                  279,913,269.50            462,284,507.85
Ending Stated Amount                                                                     256,714,982.50            423,971,895.13

CLASS A-2 NOTES
Initial Invested Amount                                                                                            150,000,000.00
  previous Principal Distribution                                                                                  106,034,565.00
  Principal Distribution for current period                                                                          3,643,710.00
Total Principal Distribution to date                                                                               109,678,275.00
Beginning Invested Amount                                                                                           43,965,435.00
Ending Invested Amount                                                                                              40,321,725.00
Unreimbursed Principal Chargeoffs                                                                                            --
Beginning Stated Amount                                                                                             43,965,435.00
Ending Stated Amount                                                                                                40,321,725.00

CLASS B NOTES
Initial Invested Amount                                                                                             15,000,000.00
  previous Principal Distribution                                                                                    1,530,760.50
  Principal Distribution for current period                                                                            381,571.50
Total Principal Distribution to date                                                                                 1,912,332.00
Beginning Invested Amount                                                                                           13,469,239.50
Ending Invested Amount                                                                                              13,087,668.00
Unreimbursed Principal Chargeoffs                                                                                            --
Beginning Stated Amount                                                                                             13,469,239.50
Ending Stated Amount                                                                                                13,087,668.00

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                                             --
Initial Invested Amount                                                                                                      --
  Principal Distribution (after last Distribution Date)                                                                      --
  Principal Distribution for current period                                                                                  --
Total Principal Distribution to date                                                                                         --
Beginning Invested Amount                                                                                                    --
Ending Invested Amount                                                                                                       --
Unreimbursed Principal Chargeoffs                                                                                            --
Beginning Stated Amount                                                                                                      --
Ending Stated Amount                                                                                                         --

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                                             --
Initial Invested Amount                                                                                                      --
  Principal Distribution (after last Distribution Date)                                                                      --
  Principal Distribution for current period                                                                                  --
Total Principal Distribution to date                                                                                         --
Beginning Invested Amount                                                                                                    --
Ending Invested Amount                                                                                                       --
Unreimbursed Principal Chargeoffs                                                                                            --
Beginning Stated Amount                                                                                                      --
Ending Stated Amount                                                                                                         --

                    Form 8-K Required Collateral information

                         Series 2000-1G Medallion Trust


        Series 2000-1G Medallion Trust Data as at opening of business on the preceding determination date of April 1, 2004



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OUTSTANDING MORTGAGE BALANCE (AUD)
                                                         AMOUNT          WAC
                                                   ------------        ------

     - Variable Rate Housing Loans                 $407,171,978        6.80%
     - Fixed 1 Year                                 $26,180,822        6.60%
     - Fixed 2 Year                                 $13,680,216        6.50%
     - Fixed 3 Year                                 $11,603,531        6.74%
     - Fixed 4 Year                                  $8,080,656        6.36%
     - Fixed 5 Year                                 $12,577,241        6.90%
-----------------------------------------------------------------------------
     TOTAL POOL                                    $479,294,444        6.77%
-----------------------------------------------------------------------------




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DELINQUENCY INFORMATION
                                                      AUD AMOUNT
                            NO OF LOANS  %OF POOL       OF LOANS    % OF POOL
                            -----------  --------  --------------   ---------

     31-60 days                     19     0.33%   $1,782,171.13       0.37%
     61-90 days                      2     0.03%     $150,085.11       0.03%
     90+ days                       14     0.24%   $1,535,816.79       0.32%

MORTGAGEE IN POSSESSION              0     0.00%           $0.00       0.00%
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